Exhibit 99.1

Investor Presentation
(NASDAQ: DCTH)
January 2015

2 DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of the federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, but not limited to, uncertainties relating to: the timing and results of future clinical trials including without limitation the OM, HCC, ICC, and mCRC trials in the Company’s Clinical Development Program, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system in Europe, our ability to obtain reimbursement for the CHEMOSAT system in various markets including without limitation Germany and the United Kingdom, our ability to successfully commercialize the Melphalan/HDS system and the potential of the Melphalan/HDS system as a treatment for patients with primary and metastatic disease in the liver, the Company's ability to satisfy the requirements of the FDA's
Complete Response Letter relating to the ocular melanoma indication and the timing of the same, approval of the
Melphalan/HDS system by the US FDA, submission and acceptance of the phase 3 trial publication, approval of the current or future Melphalan/HDS system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the US and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects, and uncertainties regarding our ability to obtain financial and other resources for any clinical trials, research, development, and commercialization activities. These factors, and others, are discussed from time to time in our filings with the
Securities and Exchange Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on
Form 10-K and our Reports on Form 10-Q and Form 8-K.

3 DELCATH SYSTEMS, INC
Why Invest in Delcath?
• We are a late-stage clinical company with early commercial activity in
 Europe focused on cancers of the liver
• Cancers of the liver are an unmet medical need representing a multi-
 billion dollar global market
• Focused clinical development program
 o Multiple clinical trials: OM, HCC, ICC
 o Prior FDA experience provides roadmap for clinical programs
• Demonstrated efficacy
 o Clinical and commercial patients across multiple tumor types
 o Efficacy and QoL benefit shown as reported by patients and physicians
 o Three recent scientific presentations at ESSO meeting highlighted efficacy and safety
• Safety improvements implemented
 o >180 treatments with improved device and procedure in US and EU provides confidence safety can be validated in controlled clinical setting
Large Market Opportunity, Demonstrated Efficacy, Near-term Value Drivers

4 DELCATH SYSTEMS, INC
2015 Milestones to Create Value
2014 Accomplishments
 o Phase 2 HCC trial open and first patient treated
 o 100th patient treated in Europe (commercial and clinical)
 o Positive efficacy data from three institutions presented at ESSO 2014
Q1
 o Prior phase 3 publication submitted
 o EU Registry open for enrollment
 o ICC cohort open for enrollment
 o NUB reimbursement decision in Germany by February 1, 2015
Mid-year
 o Interim analysis on HCC patients
 o Go/no-go decision on ICC program
 o Initiation of phase 3 ocular melanoma program
Obtaining Data in Multiple Tumor Types

5 DELCATH SYSTEMS, INC
The Liver: A Life Limiting Organ
• Cancers of the liver remain a major unmet medical need
 globally
 o Large global patient population - approximately 1.2 million* patients diagnosed annually with primary or metastatic liver cancer
 o The liver is often the life limiting organ for cancer patients and one of the leading causes of cancer death
 o Prognosis after liver involvement is poor - overall survival generally less than 12 months
• CHEMOSAT/Melphalan/HDS is a proprietary product uniquely
 positioned to potentially treat the entire liver as a standalone or complementary therapy
* SOURCE - 2008 GLOBOCAN

6 DELCATH SYSTEMS, INC
Potential Applications
Unresectable
Hepatocellular
Carcinoma (HCC)
(76,000 Cases
Diagnosed in US/EU
Annually)
Ocular Melanoma
(OM) Liver
Metastases
( ~4,000 Cases
Diagnosed in US/EU
Annually)
Intra-hepatic
Cholangiocarcinoma (ICC)
(~11,500 Cases Diagnosed
in US/EU Annually)
Colorectal Cancer Liver
Metastases (mCRC)
(~65,000 Cases Diagnosed
in US/EU Annually)
Liver Cancers: Multi-Billion Dollar Global Market

Sources: ACS, SEER, NIH, OMF, KOL Interviews, 3rd Party Analysis

7 DELCATH SYSTEMS, INC
The Melphalan Hepatic Delivery System (HDS)
• Device designed to administer high dose chemotherapy to the liver while reducing systemic exposure
• Marketed as Delcath Hepatic CHEMOSAT® Delivery System (device only) in EU
• Investigational drug/device combination product regulated as a drug in the US
Liver Isolated Via Double Balloon
Catheter In IVC
Melphalan Infused Directly Into Liver
Via Catheter In Hepatic Artery
Blood Exiting The Liver Filtered By
Proprietary Extra-corporeal Filters

>240 Patients Treated In Clinical Development and Initial Commercial Use

8 DELCATH SYSTEMS, INC
Focused Clinical Development Program
• Initiating global phase 3 trial mid-year in Ocular Melanoma
 (OM) Liver Mets
• Establish Proof of Concept in Hepatocellular Carcinoma (HCC)
 and Intrahepatic Cholangiocarcinoma (ICC)
 o Commenced Global Phase 2 Program in HCC in 2014
 o Expanding Program to include ICC Cohort in EU Trial
• EU Registry to collect efficacy and safety data in the
 commercial setting
• Supporting Investigator Initiated Trials (IITs) in HCC &
 mCRC

Trials	Tumor	Objectives
Phase 3 Pivotal Trial	OM liver mets	▪ Global Phase 3 trial to start mid 2015 ▪ Primary endpoint: Overall Survival (OS) ▪ Believed to be fastest pathway to NDA approval in the US

Phase 2 Trial	HCC (unresectable confined to the liver)	▪ Protocol 201 (US Only)
		▪ Safety, efficacy of Melphalan/HDS treatment followed by sorafenib
		  ▪ Evaluate ORR (mRECIST)
		  ▪ Assess safety, PFS
		  ▪ Characterize systemic exposure of melphalan
		  ▪ Assess patient QoL

		▪ Protocol 202 (EU Only)
		▪ Safety, efficacy of Melphalan/HDS treatment w/o sorafenib in patients with unresectable liver cancer
		  ▪ Evaluate ORR (mRECIST)
		  ▪ Assess safety, PFS
		  ▪ Characterize systemic exposure of melphalan
		  ▪ Assess patient QoL

Phase 2 Cohort	ICC (unresectable confined to the liver)	▪ To be added to Protocol 202 HCC Trial
		▪ ORR of Melphalan/HDS treatment in patients with intra-hepatic cholangiocarcinoma (ICC)
		  ▪ Other measures as specified in the 202 EU protocol
		  ▪ Signal seeking go/no-go decision by mid 2015

Investigator Initiated Trials (IITs)	mCRC	University of Leiden study; ~6 patients TX to date
	HCC	Johannes Wolfgang Goethe University Hospital (Frankfurt) study; different patient selection from 202 study; open for enrollment
EU Commercial Registry	EU Commercial Cases	▪ Data collection on safety, QoL assessments ▪ Potential efficacy signals in additional tumor types ▪ Support reimbursement in key markets

9 DELCATH SYSTEMS, INC
Clinical Development Program at a Glance

Tumor Type
2014
2015
2016
2017
OM
(Phase 3 Pivotal Trial)
201 HCC
(US Phase 2)
202 HCC
(EU Phase 2)
Combined US, EU 31 patients
ICC Cohort
(to be added to 202 HCC;
n=11)
IITs
EU Commercial Registry
Legend

10 DELCATH SYSTEMS, INC
Clinical Development Program - Timeline
Leiden University (mCRC n=~30)
JWG (HCC n =~10)
First Patient In
Last Patient In
Data Readout
Additional IITs as Opportunities Present

11 DELCATH SYSTEMS, INC
OM Rationale
• OM has high incidence of liver metastases
 o Up to 90% of patients with metastases will have liver involvement
 o Life expectancy of approximately 6 months
 o ~7,500 cases of OM liver metastases diagnosed in US and EU annually
• Clear efficacy signal seen in prior P3 trial of Melphalan/HDS
• Currently no standard of care
• Believed to be fastest pathway to NDA approval in the US
• Melphalan/HDS granted orphan drug status by FDA for treatment of patients with OM
5,700-8,600
Cases of Ocular
Melanoma
~50-55%
Metastasize
~90%
Show Liver Mets
~2,600 - 4,300
Eligible Patients
Limited TX Options
US/EU Market Size
*Sources: ACS, SEER, NIH, OMF, KOL Interviews, 2014 3rd Party
Analysis

12 DELCATH SYSTEMS, INC
Intent-to-Treat Analysis (June 2012)
▪ 5.3 mos improvement in hPFS
▪ Hazard ratio = 0.50
▪ (95% CI 0.31-0.80)
▪ P=0.0029
Months
7.0
1.7
1.0
1.0
0.8
0.8
0.6
0.6
0.4
0.4
0.2
0.2
0.0
0.0
Proportion of patients surviving
5.3 mo
Chemosaturation (CS-PHP)
Previous Ocular Melanoma Phase 3 Results
0
0
5
5
10
10
15
15
20
20
25
25
30
30
Best alternative care (BAC)
Hepatic Progression Free Survival (hPFS)
Chemosaturation (CS-PHP)
▪ 3.8 mos improvement in PFS
▪ Hazard ratio = 0.42
▪ (95% CI 0.27-0.64)
▪ P<0.0001
Overall Progression Free Survival (Investigator)
Proportion of patients surviving
Months
5.4
1.6
1.0
1.0
0.8
0.8
0.6
0.6
0.4
0.4
0.2
0.2
0.0
0.0
3.8 mo
Intent-to-Treat Analysis (June 2012)
Best alternative care (BAC)
0
0
5
5
10
10
15
15
20
20
25
25
30
30
35
35
40
40
45
45
50
50
55
55

13 DELCATH SYSTEMS, INC
HCC Rationale
• Significant opportunity in US and EU
 o HCC most common primary cancer of the liver
 o ~76,000* cases diagnosed annually
• Large unmet medical need in first line therapy
 o Only one currently approved systemic therapy in US, EU, and certain
 Asian markets
o ~90% of pts not candidates for surgical resection
o 20-30% of pts candidates for focal interventions
• Melphalan/HDS granted orphan drug status by FDA for treatment of patients with unresectable HCC
76,000
~90%
HCC
~80-90%
Unresectable
~20-30%
Child Pugh Class A
~7,600 - 14,700
Eligible Patients
~20-30%
Interventional
TX
US/EU Market Size
*Sources: WHO, KOL Interviews, 2014 3rd Party Analysis

14 DELCATH SYSTEMS, INC
ICC Rationale
• Significant Market Opportunity in US and EU
 o ~15% of new HCC cases diagnosed annually
 o ~90% of patients are not suitable for surgical resection
 o ~20-30% candidates for focal interventions
 o Efficacy signals from early commercial uses in EU
• Unmet medical need – Delcath will pursue a melphalan orphan drug designation from the FDA for patients with ICC
76,000
HCC Diagnosis
~90%
Unresectable
~6,500
Eligible Patients
US/EU Market Size
~15%
Of HCC
Cases
*Sources: ACS, SEER, NIH, KOL Interviews, 2014 3rd Party Analysis
~20-30%
Focal
Interventions

15 DELCATH SYSTEMS, INC
Prior FDA Experience Provides Roadmap for Clinical Programs
• New Drug Application (NDA) submitted August 2012 seeking
 indication in OM liver metastases with prior filters and
 procedure
• ODAC meeting in May 2013
 o Negative Vote
 o Complete FDA & Delcath ODAC briefing materials available at
 www.delcath.com/clinical-research/clinical-bibliography/
• Complete Response Letter (CRL) Issued September 2013
• FDA requests include, but not limited to:
 o Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration
 o Overall survival as the primary efficacy outcome measure
 o Demonstrate clinical benefits outweigh risks
• Provides roadmap for clinical studies in any tumor type

16 DELCATH SYSTEMS, INC
Risks Observed in Previous Clinical Program
• Risks observed with prior product and procedure protocol
• Integrated safety population of patients showed risks associated with
 Melphalan/HDS to include:
 o 4.1% incidence of deaths due to adverse reactions
 o 4% incidence of stroke
 o 2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment
 o a ≥ 70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week
 o 18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage, and gastrointestinal perforation
• Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments
• Reports from treating physicians in US and EU indicate improved safety profile with improved device and procedure refinements

17 DELCATH SYSTEMS, INC
Safety Improvements Implemented
• New generation filter
 o improved filter efficiency and consistency
• Vasopressors and methylprednisolone
 o reduce cardiovascular risk
• Prophylactic transfusions and growth factors
 o reduce risk of myelosuppression
• Intra-arterial nitroglycerin
 o to prevent hepatic arterial spasm
• Liver tumor burden not to exceed >50%
 o to address risk of liver failure

18 DELCATH SYSTEMS, INC
Positive Developments
• Improved device and procedure since prior trials
 o >180 treatments with improved device and procedure in US and EU
 o Many issues raised at ODAC have not been reported
• EU patients report improved QoL
• Current device/procedure permitting multiple treatment cycles
• Recent scientific presentations at ESSO for OM from 3 centers in
 US and EU
 o University Southampton reported 63% positive response (47% had a partial response and 16% had a complete response)
 o Moffitt reported 67% positive response (partial response and one complete response)
 o Leiden reported 80% positive response (partial response)
Patients Benefiting from Melphalan/HDS

19 DELCATH SYSTEMS, INC
European Commercialization
CHEMOSAT®
Hepatic Delivery System
•   Approved as Class IIb Medical Device; kit supplied
     w/o melphalan
•   Broad indication for intra-hepatic administration of
     melphalan hydrochloride and subsequent filtration of
     the venous blood return
•   150 commercial procedures performed in 15 leading
     cancer centers in the EU
•   Reimbursement via Individual Funding Requests;
    NUB Value 4 Status in Germany
•   Growing Support for NUB Value 1 Status among
    German KOLs; 2015 NUB decision by February 1,
     2015
•   UK Block Grants pending & private pay insurance

DISEASE (Commercial Treatments)
160
140
120
100
80
60
40
20
0
107
8
14
2
2
3
1
5
6
1
1
150
Ocular Mel
Cutaneous Mel
Cholangio Met
Breast Met
HCC
mNET
Anal Muc Mel
Pancreatic
CRC
Sarcoma
Gastric Met

TREATMENTS
200
150
100
50
0
99
150
43
8
PATIENTS TREATED
TOTAL TREATMENTS
PTs TREATED 2X
PTs TREATED 3X

20 DELCATH SYSTEMS, INC
CHEMOSAT® Commercial Treatments in Europe
• Multiple Tumor Types Treated Since EU Launch
Treatments/Re-treatments Increasing

21 DELCATH SYSTEMS, INC
Cash & Capital Resources
Cash & Cash Equivalents	$23.3 million at September 30, 2014
Debt	None
ATM Program1	$40 million available at September 30, 2014
Working Capital Line of Credit2	$20 million credit facility
Shares Outstanding	9.4 million (10.5 million fully diluted3) at September 30, 2014
1) Subject to market conditions and certain limitations
2) Subject to certain limitations
3) Fully diluted includes approximate 0.2 million options and 0.9 million warrants
2014 Operating Cash Spend (Unaudited)
	Q1 A	Q2 A	Q3 A	Q4 Est.	FY Est.
Quarterly Guidance	$5-6M	$5-6M	$4-5M	$4-5M	$16.5-17.5M
Quarterly Act.	$4.5M	$4.0M	$4.0M

22 DELCATH SYSTEMS, INC
Summary
• Cancers of the liver are an unmet
 medical need representing a multi-billion
 dollar global market
• Demonstrated efficacy
 o Prior phase 3 trial
 o Recent presentations at ESSO
• >180 treatments with improved device
 and procedure in US and EU
• Current device/procedure permitting
 multiple treatment cycles
• Phase 2 HCC trial open for enrollment
• Value driving milestones in 2015
 o Initiate Phase 3 OM trial
 o Expand HCC trial to include ICC cohort
 o Interim data in HCC
• Experienced team to help achieve
 milestones in a cost efficient manner
Melphalan Hydrochloride for Injection for use with the
Delcath Hepatic Delivery System (Melphalan/HDS)

* DELCATH SYSTEMS, INC
© 2014 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED
Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.

24 DELCATH SYSTEMS, INC
APPENDIX

25 DELCATH SYSTEMS, INC
Previous Clinical Program
Clinical Trials	Phase 1	Phase 2	Phase 3	Follow Up
Unresectable Hepatic Tumors
Unresectable Hepatic Tumors (Multi-Histology)*
Melanoma Liver Metastases
Integrated Safety Population
N=35
N=56
N=93
(44PHP, 49 BAC)
• Previous Clinical Program demonstrated improvement in hepatic progression free survival in patients with OM
• Positive efficacy signals also seen in HCC, mNET
• Protocol Amendments and Procedure Refinements introduced in response to Adverse Events (AEs) seen on trial
• Reports from treating physicians in US and EU indicate improved safety profile with improved device and procedure refinements

26 DELCATH SYSTEMS, INC
Publications
▪ Alexander, R., et al. Current Status of Percutaneous Hepatic Perfusion as Regional Treatment for
 Patients with Unresectable Hepatic Metastases: A Review, American Oncology and Hematology
 Review 2014: 15-23
▪ Vogl, et al. Chemosaturation with Percutaneous Hepatic Perfusions of Melphalan for Hepatic
 Metastases: Experience from Two European Centers, Fortschr Röntgestr 2014
• H. Schulze-Bergkamen et al. Unresectable Isolated Hepatic Metastases from Solid
 Pseudopapillary Neoplasm of the Pancreas: A Case Report of Chemosaturation with High-Dose
 Melphalan, Pancreatology 2014
▪ Forster M., et al. Chemosaturation with Percutaneous Hepatic Perfusion for Unresectable
 Metastatic Melanoma or Sarcoma to the Liver: A Single Institution Experience. Journal of Surgical
 Oncology. 2013
▪ Yamamoto M, Zager J. Isolated Hepatic Perfusion for Metastatic Melanoma. Journal of Surgical
 Oncology. 2013
2014 ESSO Congress Presentations
▪ A Single Institution Experience with Percutaneous Hepatic Perfusion for Unresectable Ocular
 Melanoma and Sarcoma in the Liver---Moffitt Cancer Center, U.S.; J. Zager
▪ Percutaneous Hepatic Perfusion with Melphalan in Treating Unresectable Liver Metastases from
 Colorectal Cancer and Uveal (Ocular) Melanoma - Leiden University Medical Centre (LUMC), The
 Netherlands; N. de Leede
▪ Initial United Kingdom Experience with Melphalan Percutaneous Hepatic Perfusion (PHP) For
 Treatment of Inoperable Ocular Melanoma Metastases---University Hospital Southampton, U.K; B.
 Stedman